Exhibit 99.1

Thumzup Media Corporation Initiates Share Buyback Program of Up to $1 Million as Authorized by Board

●	Company Continues to Demonstrate Commitment to Enhancing Shareholder Value and Strategic Capital Deployment

Los Angeles, CA – March 20, 2025 - Thumzup Media Corporation (“Thumzup” or the “Company”) (Nasdaq: TZUP), an emerging leader in social media branding and programmatic marketing solutions, today announced that it recently repurchased $126,507 of its common stock from the open market as part of its previously announced share repurchase program, which authorizes up to $1 million in buybacks by its board of directors.

This share repurchase reflects Thumzup’s ongoing commitment to enhancing shareholder value and leveraging its financial position to strategically allocate capital.

“Buying shares back from the market demonstrates our confidence in Thumzup’s growth strategy and our disruptive business,” said Robert Steele, Chief Executive Officer of Thumzup Media Corporation. “We remain focused on driving growth while ensuring our capital is deployed in a manner that maximizes value for our shareholders.”

The share repurchase program is being conducted in compliance with Rule 10b-18 of the Exchange Act. Subject to applicable rules and regulations, the Company may continue to repurchase shares from time to time in the open market or through privately negotiated transactions, considering factors such as market conditions, legal requirements, and other business considerations.

Thumzup continues to experience significant momentum by recently announcing it had surpassed 700 advertisers on its platform with a compound annual growth rate (CAGR) exceeding 200%. Additionally, the Company remains actively engaged in evaluating potential acquisitions that generate significant revenues and positive cash flows from operations.

The Thumzup app is available for download on the App Store and Google Play.

About Thumzup®

Thumzup Media Corporation (Thumzup) is democratizing the multi-billion dollar social media branding and marketing industry. Its flagship product, the Thumzup platform, utilizes a robust programmatic advertiser dashboard coupled with a consumer-facing App to enable individuals to get paid cash for posting about participating advertisers on major social media outlets through the Thumzup App. The easy-to-use dashboard allows advertisers to programmatically customize their campaigns. Cash payments are made to App users/creators through PayPal and other digital payment systems.

Thumzup was featured on CBS Los Angeles and in KTLA.

Legal Disclaimer

This press release contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These include, without limitation, statements about its potential growth, impacts on the advertising industry, plans for potential uplisting, and planned expansion. These statements are identified by the use of the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential,” “project” and similar expressions that are intended to identify forward-looking statements. All forward-looking statements speak only as of the date of this press release. You should not place undue reliance on these forward-looking statements. Although we believe that our plans, objectives, expectations and intentions reflected in or suggested by the forward-looking statements are reasonable, we can give no assurance that these plans, objectives, expectations or intentions will be achieved. Forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from historical experience and present expectations or projections. Actual results may differ materially from those in the forward-looking statements and the trading price for our common stock may fluctuate significantly. Forward-looking statements also are affected by the risk factors described in our filings with the U.S. Securities and Exchange Commission. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Company Contact

Thumzup Investor Relations

investors@thumzupmedia.com

800-403-6150

Media Contact

Jessica Starman

media@thumzupmedia.com